                                                                        Ex. 10.9


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into effective as of May 1, 2001 (the "Effective Date"), by and between LIQUIDMETAL TECHNOLOGIES, a California corporation (the "Company"), and JAMES KANG (the "Employee").

                                    RECITALS

         WHEREAS, the Employee desires to be employed by the Company upon the terms and conditions set forth in this Agreement; and

         WHEREAS, the Company desires to assure itself of the Employee's continued employment in the capacities set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the parties hereto covenant and agree as follows:

         1. EMPLOYMENT. The Company hereby employs Employee, and the Employee hereby accepts such employment, upon the terms and conditions set forth in this Agreement.

         2. TERM. Subject to the terms and conditions of this Agreement, including, but not limited to, the provisions for termination set forth in
Section 5 hereof, the employment of the Employee under this Agreement shall commence on the Effective Date and shall continue through the close of business on May 1, 2006 (the "Initial Term"). Upon the expiration of the Initial Term, the Employee's employment with the Company will continue on an "at-will" basis and may be terminated by Employee or the Company for any reason and at any time, provided that the terminating party shall provide at least thirty (30) days prior written notice of the termination to the other party (unless the termination is With Cause as defined in this Agreement, in which case the Employee's employment may be terminated immediately). Notwithstanding the expiration of the Initial Term of this Agreement, the provisions of this Agreement other than those of Sections 1, 4, and 5, Term, Compensation, and Termination, respectively, shall remain in full force and effect. All other provisions of this Agreement, including but without limitation, Sections 2, 6, and 7, entitled Employment, Nonsolicitation and Nondisclosure Covenants, and Employee Inventions, respectively, shall survive the expiration of the Initial Term. Notwithstanding the expiration of the this Agreement or the termination of employment by any means by any party, Sections 2, 6, and 7, entitled Term, Nonsolicitation and Nondisclosure Covenants, and Employee Inventions, respectively, shall survive and remain fully enforceable.

         3. DUTIES. Employee will initially serve as the President and Chief Executive Officer of the Company. The Employee will use the Employee's best efforts to promote the success of the Company's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Company. Furthermore, the Employee shall assume and competently perform such reasonable responsibilities and duties as may be assigned to the Employee from time to time by the Board of Directors. To the extent that the Company shall have any parent company, subsidiaries, affiliated corporations, partnerships, or joint ventures (collectively "Related Entities"), the Employee shall perform such duties to promote these entities and to promote and protect their respective interests to the same extent as the interests of the Company without additional compensation. The Company acknowledges and agrees that the Employee is involved with business enterprises and business interests other than the Company and that the Employee will continue to be involved with, and will continue to devote time and attention to, other business enterprises and interests during the term of his employment with the Company. Nothing set forth in this Agreement shall be construed as prohibiting the Employee from engaging in or being involved with such other business and interests during Employee's employment by the Company.

         4. COMPENSATION.

                  (a) Annual Base Salary. As compensation for Employee's services and in consideration for the Employee's covenants contained in this Agreement, the Company shall pay the Employee an annual base salary of Three Hundred Thousand and No/100 Dollars ($300,000). Such annual base salary shall be payable in equal or as nearly equal as practicable installments in accordance with the policy then prevailing for the Company's salaried employees generally, and the annual base salary shall be subject to any tax and other withholdings or deductions required by applicable laws and regulations. The Employee's annual base salary will be reviewed by the Board of Directors or Chief Executive Officer of the Company not less frequently than annually, and the annual base salary may be adjusted upward or downward in the sole discretion of the Board of Directors or Chief Executive Officer. For purposes of this Agreement, the term "Salary Year" means the one year, 365-day period (or 366 day period for a leap year) that begins on the Effective Date and each successive one year period thereafter.

                  (b) Bonuses. In addition to the Employee's annual base salary, during the term of the Employee's employment hereunder, the Employee shall be entitled to only such bonuses or additional compensation as may be granted to the Employee by the Board of Directors or Chief Executive Officer of the Company, in their sole discretion.

                  (c) Other Benefits. During the term of the Employee's employment hereunder, the Employee shall be eligible to participate in such pension, life insurance, health insurance, disability insurance and other benefits plans, if any, which the Company may from time to time make available to similar-level employees.

                  (d) Vacation. The Employee shall be entitled to four (4) weeks paid vacation during each Salary Year during the term of the Employee's employment hereunder. Vacation shall be taken at such times and with such notice so as to not disrupt or interfere with the business of the Company. Unused vacation from a particular Salary Year will not carry over to succeeding Salary Years, and the Employee will not be paid for any unused vacation.

                  (e) Reimbursement of Expenses. The Employee shall be reimbursed for all reasonable and customary travel and other business expenses incurred by Employee in the performance of Employee's duties hereunder, provided that such reimbursement shall be subject to, and in accordance with, any expense reimbursement policies and/or expense documentation requirements of the Company that may be in effect from time to time.

                  (f) Option Grant. In addition to the foregoing, in consideration of the execution of this Agreement by the Employee, the Company shall, on or before June 1, 2001, grant to the Employee an option to purchase up to eight hundred thousand (800,000) shares of the Company's common stock at an exercise price equal to the greater of (i) $20.00 per share, or (ii) the per share fair market value of the Company's common stock on the date of grant. Such option shall be evidenced by one or more stock option agreements in substantially the form set forth as Exhibit A hereto.

         5. TERMINATION.

                  (a) Death. The Employee's employment under this Agreement shall terminate immediately upon Employee's death. In the event of a termination pursuant to this Section 5(a), the Employee's estate shall be entitled to receive any unpaid base salary owing to Employee up through and including the date of the Employee's death.

                  (b) Disability. If, during the term of the Employee's employment hereunder, the Employee becomes physically or mentally disabled in the determination of a physician appointed or selected by the Company, or, if due to any physical or mental condition, the Employee becomes unable for a period of more than sixty (60) days during any six-month period to perform Employee's duties hereunder on substantially a full-time basis as determined a physician selected by the Company, the Company may, at its option, terminate the Employee's employment upon not less than thirty (30) days written notice. In the event of a termination pursuant to this Section 5(b), the Employee shall be entitled to receive any unpaid base salary owing to Employee up through and including the effective date of Termination.

                  (c) Termination By Company Without Cause. In addition to the other termination provisions of this Agreement, the Company may terminate the Employee's employment at any time without cause (a "Termination Without Cause"). In the event of a Termination Without Cause, the Employee shall be entitled to receive the severance payment described in Section 5(f) below.

                  (d) Termination By Company With Cause. The Company may terminate the Employee's employment at any time with Cause. As used in this Agreement, "Cause" shall include the following: (1) the Employee's failure or inability to perform Employee's duties under this Agreement; (2) dishonesty or other serious misconduct, (3) the commission of an unlawful act material to Employee's employment, (4) a material violation of the Company's policies or practices which reasonably justifies immediate termination; (5) committing, pleading guilty, nolo contendre or no contest (or their equivalent) to, entering into a pretrial intervention or diversion program regarding, or conviction of, a felony or any crime or act involving moral turpitude, fraud, dishonesty, or misrepresentation; (6) the commission by the Employee of any act which could reasonably affect or impact to a material degree the interests of the Company or Related Entities or in some manner injure the reputation, business, or business relationships of the Company or Related Entities; (7) the Employee's inability to perform an essential function of Employee's position; or (8) any material breach by Employee of this Agreement. The Company may terminate this Agreement for Cause at any time without notice. In the event of a termination for Cause, the Company shall be relieved of all its obligations to the Employee provided for by this Agreement as of the effective date of termination, and all payments to the Employee hereunder shall immediately cease and terminate as of such date, except that Employee shall be entitled to the annual base salary hereunder up to and including the effective date of termination, provided, however, that the Employee's obligations under Sections 6 and 7 shall survive such a Termination for Cause and any liabilities or obligations which have accrued and are owed by the Employee to the Company shall not be extinguished or released thereby.

                  (e) Termination by Employee for Good Reason. The Employee may terminate this Agreement at any time for Good Reason. For purposes of this Agreement, "Good Reason" means any of the following: (1) the Employer's breach of this Agreement; (2) the assignment of the Employee to a position, responsibilities or duties of a materially lesser status or degree of responsibility than his position, responsibilities, or duties at the Effective Date; (3) the relocation of the Company's principal executive offices to a place outside the metropolitan Los Angeles area, except that the relocation of the Company's principal executive offices to the Tampa Bay metropolitan area will not constitute "Good Reason" (if the principal executive offices are moved to the Tampa Bay metropolitan area after the Effective Date, then relocation of the principal executive offices to a place outside the Tampa Bay metropolitan area will then constitute "Good Reason"); (4) the requirement by the Company that the Employee be based anywhere outside the Los Angeles metropolitan area; or (5) the occurrence of a Change in Control of the Company. for this purpose, a "Change in Control" shall be deemed to have occurred upon the happening of any one of the following events:

                  (i) any person, entity, or group thereof acting in concert (a "Person") (other than (A) the Employee, John Kang, ATI Holdings, LLC, or any "affiliate" (as defined in Rule 12b-2 of the Securities Exchange Act of 1934) of any of the foregoing, (B) the Company or any of its subsidiaries, (C) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its subsidiaries, (D) an underwriter temporarily holding securities pursuant to an offering of such securities or (E) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company) being or becoming the "beneficial owner" (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of securities of the Company which, together with securities previously owned, confer upon such Person the combined voting power, on any matters brought to a vote of shareholders, of fifteen percent (15%) or more of the then outstanding shares of voting securities of the Company; or

                  (ii) the sale, assignment or transfer of assets of the Company or any subsidiary or subsidiaries, in a transaction or series of transactions, if the aggregate consideration received or to be received by the Company or any such subsidiary in connection with such sale, assignment or transfer is greater than fifty percent (50%) of the book value, determined by the Company in accordance with generally accepted accounting principles, of the Company's assets determined on a consolidated basis immediately before such transaction or the first of such transactions; or

                  (iii) the merger, consolidation, share exchange or reorganization of the Company (or one or more direct or indirect subsidiaries of the Company) as a result of which the holders of all of the shares of capital stock of the Company as a group would receive fifty percent (50%) or less of the combined voting power of the voting securities of the Company or such surviving or resulting entity or any parent thereof immediately after such merger, consolidation, share exchange or reorganization; or

                  (iv) the adoption of a plan of complete liquidation or the approval of the dissolution of the Company; or

                  (v) the commencement (within the meaning of Rule 13e-4 under the Securities Exchange Act of 1934) of a tender or exchange offer which, if successful, would result in a Change of Control of the Company; or

                  (vi) a determination by the Board of Directors of the Company, in view of the then current circumstances or impending events, that a Change of Control of the Company has occurred or is imminent, which determination shall be made for the specific purpose of triggering the operative provisions of this Agreement.

                  (f) Severance Payments. In the event that the Company terminates the Employee's employment hereunder other than specifically pursuant to Section 5(a), Section 5(d), or the second sentence of Section 2 above, or in the event that the Employee terminates his own employment for Good Reason, the Employee shall receive, as severance compensation, a lump-sum cash payment equal to two (2) times the sum of (i) the annual base salary that is in effect on the effective date of termination, plus (ii) the Employee's average cash bonus during the two full fiscal years of the Company immediately preceding the effective date of termination (the "Severance Payment"). The Severance Payment shall be due and payable to the Employee within five (5) calendar days of the effective date of the termination, and if the Severance Payment is not timely paid, the Severance Payment will, upon the expiration of such five-day period, begin accruing interest daily at a rate equal to ten percent (10%) per annum. Additionally, if the Severance Payment is not timely made, all obligations of the Employee pursuant to Section 6 of this Agreement will automatically and immediately terminate and be of no further force and effect as of the expiration of such five-day period.

         6. NONSOLICITATION AND NONDISCLOSURE COVENANTS.

                  (a) Rationale for Restrictions. Employee acknowledges that Employee's services hereunder are of a special, unique, and extraordinary character, and Employee's position with the Company places Employee in a position of confidence and trust with customers, suppliers, and other persons and entities with whom the Company and its Related Entities have a business relationship. The Employee further acknowledges that the rendering of services under this Agreement will likely require the disclosure to Employee of Confidential Information (as defined below) including Trade Secrets of the Company relating to the Company and/or Related Entities. As a consequence, the Employee agrees that it is reasonable and necessary for the protection of the goodwill and legitimate business interests of the Company and Related Entities that the Employee make the covenants contained in this Section 6, that such covenants are a material inducement for the Company to employ the Employee and to enter into this Agreement, and that the covenants are given as an integral part of and incident to this Agreement.

                  (b) Nonsolicitation Covenants. As used herein, the term "Restrictive Period" means the time period commencing on the Effective Date of this Agreement and ending on the second (2nd) anniversary of the date on which the Employee's employment by the Company (or any Related Entity) expires or is terminated for any reason, including both a termination by the Company for Cause and Not for Cause. In addition, the term "Covered Business" means any business which is the same as, or similar to, any business conducted by the Company or any of the Related Entities at any time during the Restrictive Period. The Employee agrees that the Employee will not engage in any of the following acts anywhere in the world during the Restrictive Period:

                  (i) directly or indirectly assist, promote or encourage any existing or potential employees, customers, clients, or vendors of the Company or any Related Entity, as well as any other parties which have a business relationship with the Company or a Related Entity, to terminate, discontinue, or reduce the extent of their relationship with the Company or a Related Entity;

                  (ii) directly or indirectly solicit business of the same or similar type as a Covered Business, from any person or entity known by the Employee to be a customer or client of the Company, whether or not the Employee had contact with such person or entity during the Employee's employment with the Company;

                  (iii) disparage the Company, any Related Entities, and/or any shareholder, director, officer, employee, or agent of the Company or any Related Entity; and/or

                  (iv) engage in any practice the purpose of which is to evade the provisions of this Section 6 or commit any act which adversely affects the Company, any Related Entity, or their respective businesses.

Employee acknowledges that Employee's services hereunder are of a special, unique, and extraordinary character, and Employee's position with the Company places Employee in a position of confidence and trust with customers, suppliers, and other persons and entities with whom the Company and its Related Entities have a business relationship. The Employee further acknowledges that the rendering of services under this Agreement will likely require the disclosure to Employee of Confidential Information (as defined below) and Trade Secrets (as defined below) of the Company relating to the Company and/or Related Entities. As a consequence, the Employee agrees that it is reasonable and necessary for the protection of the goodwill and legitimate business interests of the Company and Related Entities that the Employee make the covenants contained in this
Section 6, that such covenants are a material inducement for the Company to employ the Employee and to enter into this Agreement, and that the covenants are given as an integral part of and incident to this Agreement. Accordingly, the Employee agrees that the geographic scope of the above covenants is a reasonable means of protecting the Company's (and the Related Entities') legitimate business interests. Notwithstanding the foregoing covenants, nothing set forth in this Agreement shall prohibit the Employee from owning the securities of (i) corporations which are listed on a national securities exchange or traded in the national over-the-counter market in an amount which shall not exceed 5% of the outstanding shares of any such corporation or (ii) any corporation, partnership, firm or other form of business organization which does not compete with, is not engaged in, and does not carry on any aspect of, either directly or indirectly through a subsidiary or otherwise, any Covered Business.

                  (c) Disclosure of Confidential Information. The Employee acknowledges that the inventions, innovations, software, Trade Secrets, business plans, financial strategies, finances, and all other confidential or proprietary information with respect to the business and operations of the Company and Related Entities are valuable, special, and unique assets of the Company. Accordingly, the Employee agrees not to, at any time whatsoever either during or after the Employee's term of employment with the Company, disclose, directly or indirectly, to any person or entity, or use or authorize any person or entity to use, any confidential or proprietary information with respect to the Company or Related Entities without the prior written consent of the Company, including, without limitation, information as to the financial condition, results of operations, identities of clients or prospective clients, products under development, acquisition strategies or acquisitions under consideration, pricing or cost information, marketing strategies, passwords or codes or any other information relating to the Company or any of the Related Entities which could be reasonably regarded as confidential (collectively referred to as "Confidential Information"). However, the term "Confidential Information" does not include any information which is or shall become generally available to the public other than as a result of disclosure by the Employee or by any person or entity which the Employee knows (or which the Employee reasonably should know) has a duty of confidentiality to the Company or a Related Entity with respect to such information. In addition to the foregoing, Company will be fully entitled to all of the protections and benefits afforded by the California Uniform Trade Secrets Acts and any other applicable law. Trade Secret shall mean information, including a formula, pattern, compilation, program, device, method technique, or process that derives independent economic value, actual or potential, from being not generally known to, and not being readily ascertainable by proper means by, other persons who can derive economic value from its disclosure or use, including but not limited to the patented information and processes as well as the unpatented information and processes comprising, underlying, arising from, and associated with Liquidmetal Alloy and Liquidmetal Coatings used by the Company.

                  (d) Prevention of Premature Disclosure of Confidential Information and Trade Secrets. The Employee agrees and acknowledges that, because the success of the Company is heavily dependent upon maintaining the secrecy of the Company's Confidential Information and Trade Secrets and preventing the premature public disclosure of the Company's proprietary information and technology including its Confidential Information and Trade Secrets, the Employee agrees to use the Employee's best efforts and his or her highest degree of care, diligence, and prudence to ensure that no Confidential Information or Trade Secret prematurely leaks or otherwise prematurely makes its way into the public domain or any public forum, including, without limitation, into any trade publications, internet chat rooms, or other similar forums. In the event that the Employee becomes aware of any premature leak of Confidential Information or Trade Secret or becomes aware of any circumstances creating a risk of such a leak, the Employee shall immediately inform the Board of Directors, the Chief Executive Officer, or the Employee's supervisor of such leak or of such circumstances.

                  (e) Removal and Return of Proprietary Items. The Employee will not remove from the Company's premises (except to the extent such removal is for purposes of the performance of the Employee's duties at home or while traveling, and under such conditions and restrictions as are specifically authorized and/or required by the Company) or transmit by any means, electronic or otherwise, any document, record, notebook, plan, model, component, device, computer software or code, or Confidential Information or Trade Secret whether embodied in a disk or in any other form, including electronic form (collectively, the "Proprietary Items"). The Employee recognizes that, as between the Company and the Employee, all of the Proprietary Items, whether or not developed by the Employee, are the exclusive property of the Company. Upon termination of Employee's employment with the Company by either party (regardless of the reason for termination), or upon the request of the Company during the term of employment, the Employee will return to the Company all of the Proprietary Items in the Employee's possession or subject to the Employee's control, and the Employee shall not retain any copies, abstracts, sketches, or other physical embodiment of any of the Proprietary Items, Confidential Information, Trade Secret or any part thereof.

                  (f) Enforcement and Remedies. In the event of any breach of any of the covenants set forth in this Section 6, the Employee recognizes that the remedies at law will be inadequate and that in addition to any relief at law which may be available to the Company for such violation or breach and regardless of any other provision contained in this Agreement, the Company shall be entitled to equitable remedies (including an injunction) and such other relief as a court may grant after considering the intent of this Section 6. Additionally, the period of time applicable to any covenant set forth in this
Section 6 will be extended by the duration of any violation by Employee of such covenant. In the event a court of competent jurisdiction determines that any of the covenants set forth in this Section 6 are excessively broad as to duration, geographic scope, prohibited activities or otherwise, the parties agree that this covenant shall be reduced or curtailed to the extent, but only to the extent, necessary to render it enforceable.

         7. EMPLOYEE INVENTIONS.

                  (a) Definition. For purposes of this Agreement, "Employee Invention" means any idea, invention, technique, modification, process, or improvement (whether patentable or not), any industrial design (whether registerable or not), any mask work, however fixed or encoded, that is suitable to be fixed, embedded or programmed in a semiconductor product (whether recordable or not), and any work of authorship (whether or not copyright protection may be obtained for it) created, conceived, or developed by the Employee, either solely or in conjunction with others, during the Employee's employment with the Company or during the twenty four (24) month period following such employment, that relates in any way to, or is useful in any manner in, the businesses then being conducted or proposed to be conducted by the Company or any Related Entity.

                  (b) Ownership of Employee Inventions. Employee agrees and acknowledges that all Employee Inventions will belong exclusively to the Company and that all Employee Inventions are works made for hire and the property of the Company, including any copyrights, patents, semiconductor mask protection, or other intellectual property rights pertaining thereto. If it is determined that any such works are not works made for hire, the Employee hereby assigns to the Company all of the Company's right, title, and interest, including all rights of copyright, patent, semiconductor mask protection, and other intellectual property rights, to or in such Employee Inventions. The Employee covenants that the Employee will promptly:

                  (i)      disclose to the Company in writing any Employee
                           Invention;

                  (ii) assign to the Company or to a party designated by the Company, at the Company's request and without additional compensation, all of the Employee's right to the Employee Invention for the United States and all foreign jurisdictions;

                  (iii) execute and deliver to the Company such applications, assignments, and other documents as the Company may request in order to apply for and obtain patents or other registrations with respect to any Employee Invention in the United States and any foreign jurisdictions;

                  (iv) sign all other papers necessary to carry out the above obligations; and

                  (v) give testimony and render any other assistance in support of the Company's rights to any Employee Invention.

         8. ESSENTIAL AND INDEPENDENT COVENANTS. The Employee's covenants in Sections 6 and 7 of this Agreement are independent covenants, and the existence of any claim by the Employee against the Company under this Agreement or otherwise will not excuse the Employee's breach of any covenant in Section 6 or
7. The covenants of Sections 6 and 7 shall survive the termination, extinguishment, or lapse of this Agreement under any circumstances, even if this Agreement is terminated by either party, whether for Cause or Not for Cause.

         9. REPRESENTATIONS AND WARRANTIES BY THE EMPLOYEE. The Employee represents and warrants to the Company that the execution and delivery by the Employee of this Agreement do not, and the performance by the Employee of the Employee's obligations hereunder will not, with or without the giving of notice or the passage of time, or both: (a) violate any judgment, writ, injunction, or order of any court, arbitrator, or governmental agency applicable to the Employee, or (b) conflict with, result in the breach of any provisions of or the termination of, or constitute a default under, any agreement to which the Employee is a party or by which the Employee is or may be bound, including, without limitation, any noncompetition agreement or similar agreement. Employee further represents and warrants that he fully and completely understands this Agreement and that he has engaged in negotiations with the Company and has either consulted with an attorney of his choice or has had ample opportunity to do so and is fully satisfied with the opportunity he has had.

         10. NOTICES. For purposes of this Agreement, notices and all other communications provided for herein shall be in writing and shall be deemed to have been duly given when hand-delivered, sent by facsimile transmission (as long as receipt is acknowledged), or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed to the address or facsimile number for each party set forth on the signature page hereto, or to such other address or facsimile number as either party may have furnished to the other in writing in accordance herewith, except that a notice of change of address shall be effective only upon receipt.

         11. MISCELLANEOUS. No provision of this Agreement may be modified or waived unless such waiver or modification is agreed to in writing signed by both of the parties hereto. No waiver by any party hereto of any breach by any other party hereto shall be deemed a waiver of any similar or dissimilar term or condition at the same or at any prior or subsequent time. This Agreement is the entire agreement between the parties hereto with respect to the Employee's employment by the Company, and there are no agreements or representations, oral or otherwise, expressed or implied, with respect to or related to the employment of the Employee which are not set forth in this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the Company, its respective successors and assigns, and the Employee and Employee's heirs, executors, administrators and legal representatives. The duties and covenants of the Employee under this Agreement, being personal, may not be delegated or assigned by the Employee without the prior written consent of the Company, and any attempted delegation or assignment without such prior written consent shall be null and void and without legal effect. The parties agree that if any provision of this Agreement shall under any circumstances be deemed invalid or inoperative, the Agreement shall be construed with the invalid or inoperative provision deleted and the rights and obligations of the parties shall be construed and enforced accordingly. This Agreement may be assigned by the Company without the consent of the Employee, provided, however, that the Employee is given notice of the assignment.

         12. GOVERNING LAW; RESOLUTION OF DISPUTES. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Florida without regard to principles of choice of law or conflicts of law thereunder. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against either of the parties in the courts of the State of Florida, County of Hillsborough, or, if it has or can acquire jurisdiction, in the United States District Court located in Hillsborough County, Florida, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on either party anywhere in the world. THE PARTIES HEREBY WAIVE A JURY TRIAL IN ANY LITIGATION ARISING UNDER OR RELATING TO THIS AGREEMENT OR THE EMPLOYMENT OF THE EMPLOYEE WITH THE COMPANY. This Agreement shall not be construed against either party but shall be construed without regard to the participation of either party in the drafting of this Agreement or any part thereof.

         13. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be effective upon the execution and delivery by any party hereto of facsimile copies of signature pages hereto duly executed by such party; provided, however, that any party delivering a facsimile signature page covenants and agrees to deliver promptly after the date hereof two (2) original copies to the other party hereto.

         14. MODIFICATION BY THE COURT. In the event that any provision or Section of this Agreement violates any law of the state of California or is for some other reason unenforceable as written in the state of California, the Employee and the Company agree that the unenforceable provision or Section should not cause the entire Agreement to become unenforceable unless it is caused to fail in its essential purpose. In the event that any provision or Section of this Agreement violates any law of the state of California or is for some other reason unenforceable as written in the state of California, the Employee agrees that the provision should be reduced in scope or length or otherwise modified by the Court, if possible under the law, to cause the provision or Section of the Agreement to be legal and enforceable but to still provide to the Company the maximum protection available to it under the law.

         15. TERMINATION OF PRIOR EMPLOYMENT AGREEMENT. The Employee and the Company agree and acknowledge that this Employment Agreement supercedes and replaces that certain Employment Agreement, dated May 1, 2000, between the Employee and the Company (the "Prior Employment Agreement"). Accordingly, the Employee and the Company agree and acknowledge that the Prior Employment Agreement is terminated as of the Effective Date and that neither Employee nor the Company shall have any further rights, obligations, or duties thereunder as of the Effective Date. Employee further agrees and acknowledges that he has received all salary, bonus, and other amounts or compensation due or payable to Employee under the Prior Employment Agreement.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            LIQUIDMETAL TECHNOLOGIES


                                            By: /s/ John Kang
                                                John Kang, Chairman of the Board
                                                of Directors

                                            Liquidmetal Technologies
                                            25800 Commercentre Drive, Suite 100
                                            Lake Forest, California  92630


                                            EMPLOYEE

                                            By: /s/  James Kang
                                                James Kang, individually

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

         This is Amendment No. 1, dated June 28, 2001,(the "Amendment No. 1"), to an Employment Agreement dated May 1, 2000 (the "Employment Agreement"), between Liquidmetal Technologies, a California corporation (the "Company"), and James Kang (the "Employee").

                                   BACKGROUND

         WHEREAS, pursuant to the terms of the Employment Agreement, Employee is employed as President and Chief Executive Officer of the Company; and

         WHEREAS, effective as of the date hereof, the Board of Directors of the Company has appointed Employee as Chairman of the Board of Directors, and Employee will no longer serve as President and Chief Executive Officer; and

         WHEREAS, the Company and the Employee desire to amend the Employment Agreement to reflect the foregoing change in offices.

         NOW, THEREFORE, the parties hereto intending to be legally bound hereby, and in consideration of the mutual covenants herein contained, agree as follows:

                                      TERMS

         1. The foregoing recitals are true and correct and incorporated herein by reference. Any capitalized terms used but not defined herein shall have the same meaning ascribed to them in the Employment Agreement.

         2. Section 2 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

                           2. DUTIES. Employee will initially serve as the
                  Company's Chairman of the Board. The Employee will use the Employee's best efforts to promote the success of the Company's business, and will cooperate fully with the Board of Directors in the advancement of the best interests of the Company. Furthermore, the Employee shall assume and competently perform such reasonable responsibilities and duties as may be assigned to the Employee from time to time by the Board of Directors. To the extent that the Company shall have any parent company, subsidiaries, affiliated corporations, partnerships, or joint ventures (collectively "Related Entities"), the Employee shall perform such duties to promote these entities and to promote and protect their respective interests to the same extent as the interests of the Company without additional compensation. The Company acknowledges and agrees that the Employee is involved with business enterprises and business interests other than the Company and that the Employee will continue to be involved with, and will continue to devote time and attention to, other business enterprises and interests during the term of his employment with the Company. Nothing set forth in this Agreement shall be construed as prohibiting the Employee from engaging in or being involved with such other business and interests during Employee's employment by the Company.

         3. This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one document.

         4. This Amendment No. 1, together with the Employment Agreement, contains the final, complete, and exclusive expression of the parties' understanding and agreement concerning the matters contemplated herein and supersedes any prior or contemporaneous agreement of representation, oral or written, among them.

         5. This instrument shall be binding upon, and shall inure to the benefit of, each of the parties' respective personal representatives, heirs, successors, and assigns.

         6. This instrument shall be governed by, and construed and enforced in accordance with the laws of the State of Florida.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 on the day and year first written above.


                                      LIQUIDMETAL TECHNOLOGIES


                                      By:  /s/  Brian McDougall
                                      Brian McDougall, Chief Financial Officer

                                      EMPLOYEE

                                      By:  /s/  James Kang
                                      James Kang, individually


                                       2